                                                                   Exhibit 10.28


Form of Common Stock Purchase Warrant, dated June 30, 1995.

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE CORPORATION OF A FAVORABLE OPINION OF ITS COUNSEL AND/OR SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY IN COUNSEL FOR THE CORPORATION, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

                              WARRANT CERTIFICATE

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                                  UNICO, INC.

                              Date: June ___, 1995


     This is to certify that, for value received, CITCAM STOCK CO. ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from UNICO, INC., a Delaware corporation (the "Corporation"), Seventy-Five Thousand (75,000) shares of the Corporation's common stock, $.01 par value (such class of stock being referred to herein as the "Stock"), at Ninety Cents ($.90) per share (the "Exercise Price"). The number of shares of Stock to be received upon the exercise of this Warrant and the Exercise Price shall be adjusted from time to time as hereinafter set forth. The shares of Stock or other securities or property deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares." Unless the context otherwise requires, the term "Warrant" or "Warrants" as used herein includes this Warrant and any other Warrant or Warrants which may be issued pursuant to the provisions of this Warrant, whether upon transfer, assignment, partial exercise, divisions, combinations, exchange or otherwise, and the term "Holder" includes any registered transferee or transferees or registered assignee or assignees of Holder, who in such case shall be subject to the provisions of this Warrant, and when used with reference to Warrant Shares, means the holder or holders of such Warrant Shares.

     SECTION 1. Exercise of Warrant. Subject to the provisions of Section 9
                -------------------
hereof, this Warrant may be exercised in whole or in part at any time or from time to time during the period commencing on June __, 1995 (the "Commencement Date") and ending 5:00 P.M., Central

Standard Time, on December 31, 2000 (the "Expiration Date"), by presentation and surrender to the Corporation at its principal office of this Warrant and the Purchase Form annexed hereto duly executed and accompanied by payment, in cash, certified or official bank check payable to the order of the Corporation in the amount of the Exercise Price for the number of Warrant Shares specified in such form. If this Warrant is exercised in part only, the Corporation shall, promptly after presentation of this Warrant upon such exercise, execute and deliver a new Warrant evidencing the rights of Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions as herein set forth. Upon and as of receipt by the Corporation at its office, in proper form for exercise and accompanied by payment as herein provided, Holder shall be deemed to be the holder of record of the shares of Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Corporation shall then be closed or that certificates representing such shares of Stock shall not then be actually delivered to Holder.

     SECTION 2. Reservation of Shares. The Corporation shall at all times after
                ---------------------
the Commencement Date and until expiration of this Warrant reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant.

     SECTION 3. Fractional Shares. No fractional shares or scrip representing
                -----------------
fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, the Corporation shall pay to Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

            (a) if the Stock is listed on a national securities exchange or admitted to unlisted trading privileges thereon, the current value shall be the last reported sale price of the Stock on such exchange on the last business day prior to the date of exercise of this Warrant, or if no such sale is made on such day, such price of the Stock for such immediately preceding day as such a sale occurred on such exchange; or

           (b) if the Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported high and low prices of the Stock reported by a comparable exchange system selected by the Board of Directors of the Corporation, on the last business day prior to the date of the exercise of this Warrant; or

           (a) if the Stock is not so listed or admitted to unlisted trading privileges, and bid and asked prices are not so reported, the current value shall be an amount, not less than book value per share of Stock, determined in such reasonable manner as may be agreed to by the Board of Directors of the Corporation and the Holder.

     SECTION 4. Transfer, Exchange, Assignment or Loss of Warrant.
                -------------------------------------------------

     4.1 This Warrant may be assigned or transferred as provided herein so long as such assignment or transfer is in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (said Act and such rules and Regulations being hereinafter collectively referred to as the "Securities Act"). Any purported transfer or assignment made other than in accordance with this
Section 4 shall be null and void and of no force and effect.

     4.2 My assignment permitted hereunder shall be made by surrender of this Warrant to the Corporation at its principal office with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax. In such event the Corporation shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and designate the assignee as the registered holder on the Corporation's records and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the principal office of the Corporation together with a written notice signed by Holder thereof, specifying the names and denominations in which new Warrants are to be issued.

     4.3 Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification to the Corporation or (in the case of mutilation) presentation of this Warrant for surrender and cancellation, the corporation will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void. Any Warrant Certificate or Certificates may be exchanged at the option of the holder thereof for another Warrant Certificate or Certificates of different denominations, of like tenor and representing in the aggregate the same number of Warrants, upon surrender of such Warrant Certificate or Certificates, with the Form of Assignment duly filled in and executed, to the Corporation at in principal office, at any time or from time to time after the close of business on the date hereof and prior to the close of business on the Expiration Date. The Corporation shall promptly cancel the surrendered Warrant Certificate and deliver the new Warrant Certificate pursuant to the provisions of this Section.

     SECTION 5. Adjustment in the Number of Warrant Shares Purchasable and
                ----------------------------------------------------------
Exercise Price.
- --------------

     5.1 The number of shares of Stock for which this Warrant may be exercised shall be subject to adjustment as follows:

          (a) in the event there is a subdivision or combination of the outstanding shares of Stock into a larger or smaller number of shares, the number of shares of Stock for which this Warrant may be exercised and the Exercise Price shall be increased or reduced in the same proportion as the increase or decrease in the outstanding shares of Stock;

           (b) if the Corporation declares a dividend on Stock payable in Stock or securities convertible into Stock, the number of shares of Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares of Stock as a result of such dividend; and

            (c) if the Corporation declares a dividend to its shareholders of securities of any subsidiary of the Corporation, Holder, upon exercise thereof, shall be entitled to receive the shares of such securities that Holder would have been entitled to receive at the same aggregate Exercise Price if Holder's Warrants had been exercised immediately prior to such dividend.

     5.2 In the event at any time prior to the expiration of this Warrant of any reorganization or reclassification of the outstanding shares of Stock (other than a change in par value, or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination), Holder shall have the right to receive the same kind and number of shares of stock and other securities, cash or other property as would have been distributed to Holder upon such reorganization or reclassification had Holder exercised this Warrant immediately prior to such reorganization or reclassification. Holder shall pay upon any subsequent exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. If any such reorganization or reclassification results in a cash distribution in excess of the Exercise Price provided by this Warrant, Holder may, at Holder's option, exercise this Warrant without making payment of the Exercise Price, and in such case the Corporation shall, upon distribution to Holder, consider the Exercise Price to have been paid in full, and in making settlement to Holder, shall deduct an amount equal to the Exercise Price from the amount payable to Holder.

     5.3 If the Corporation shall, at any time prior to the expiration of this Warrant, dissolve, liquidate or wind up its affairs, Holder shall have the right, but not the obligation, to exercise this Warrant. Upon such exercise Holder shall have the right to receive, in lieu of the shares of Stock that Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to Holder upon any such dissolution, liquidation or winding up with respect to such shares of Stock had Holder been the holder of record of such shares of stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any each distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided for by this Warrant, Holder may, at Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Corporation shall, upon distribution to Holder, consider the Exercise Price to have been paid in full, and in making settlement to Holder shall deduct an amount equal to the Exercise Price from the amount payable to Holder.

     5.4 In the event at any time prior to the expiration of this Warrant that the Corporation is merged into or consolidated with another corporation under circumstances where the Corporation is not the surviving corporation, or more than 50 percent (50%) of the outstanding voting securities of the Corporation are owned by another corporation as a result of such merger or consolidation, then at the election of the Board of Directors of the Corporation (i) the successor entity shall assume the Corporation's obligations hereunder and Holder shall be entitled, upon exercise of this Warrant, to receive in lieu of shares of Stock shares of such stock or other securities as the holder of shares of Stock received pursuant to the terms of the merger or consolidation or (ii) this Warrant may be canceled by the Board of Directors of the Corporation as of the effective date of any such merger or consolidation, provided that thirty days prior written notice of such cancellation shall be given to Holder.

     5.5 In the event at any time prior to the expiration of this Warrant that the Corporation shall offer shares of its common stock for sale (i) in a public offering pursuant to a registration statement filed under the Securities Act of 1933, (ii) in a private placement, (iii) upon the exercise of other warrants, options or convertible securities (except for stock options issued or hereafter issued pursuant to the Omnibus Equity Stock Option Plan currently in effect, or
(iv) pursuant to the exercise of rights issued to all shareholders of the Corporation, then the Exercise Price shall be adjusted by a fraction determined by the following formula: (a + b) divided by (c + d), where (a) equals the product of the number of shares outstanding immediately preceding the issuance as reported on the Cover Page of the Corporation's most recent Form 10-Q or 10-K, times .90, (b) equals the net proceeds in the issuance, (c) equals the number of shares outstanding before the issuance, and (d) equals the numbers of shares issued. The fraction so determined shall be multiplied by the warrant exercise price to determine the new exercise price, and the number of shares issuable upon exercise of the warrants shall be increased in proportion to the change in exercise price.

     5.6 The Corporation may retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Corporation) to make any computation required under this Section 5, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section.

     5.7 Whenever the number of shares of Stock purchasable upon the exercise of this Warrant is adjusted as herein provided, the Exercise Price shall be adjusted by multiplying the applicable Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Stock purchasable upon exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Stock purchasable immediately after such adjustment

     SECTION 6.  Officer's Certificate. Whenever the number of Warrant Shares or
                 ---------------------
the Exercise Price shall be adjusted as required by the provisions of Section 5 hereof, the Corporation forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, a certificate of the chief executive officer of the Corporation setting forth the number and kind of shares purchasable, as so adjusted, stating that such adjustments in the number or kind of shares or other securities conform to the requirements of
Section 5 of this Warrant, and setting forth a brief statement of the facts accounting for such adjustments. Promptly after receipt of such certificate, the Corporation will deliver, by first-class, postage pre-paid mail, a brief summary thereof (to be supplied by the Corporation) to the Holder; provided, however,
                                                           --------  -------
that failure to file or to give any notice required under this Subsection, or any defect therein, shall not affect the legality or validity of any such adjustments under Section 5. Each such officer's certificate be made available at all reasonable times during reasonable hours for inspection by Holder.

     SECTION 7. Notice to Holder. So long as this Warrant shall be outstanding,
                ----------------
(i) if the Corporation shall pay any dividend or make any distribution upon the Stock otherwise than in cash or (ii) if the Corporation shall offer to the holders of Stock for subscription or purchase by them any shares of any class of stock of the Corporation or any other rights or (iii) if there shall be any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then in any such event, the Corporation shall cause to be mailed by certified mail to Holder, at least
20 days prior to the relevant date described below, a notice containing a brief description of the proposed action and stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or such reclassification, organization, consolidation, merger, conveyance, lease or transfer, dissolution, liquidation or winding up and the date or expected date as of which the holders of Stock of record shall be entitled to exchange their shares of Stock for securities or other property deliverable upon such event.

     SECTION 8. Warrant Certificate Holder Not Deemed a Stockholder. Holder
                ---------------------------------------------------
shall not, solely because of holding the Warrant, be entitled to vote, receive dividends or be deemed the holder of Common Stock or any other securities of the Corporation which at any time may be issuable on the exercise of the Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Corporation for any right to vote for the election of directors or upon any matter submitted to stockholders at any time thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 7 hereof), or to receive dividend or subscription rights, or otherwise, until such Warrant Certificate shall have been exercised in accordance with the provisions hereof and the receipt of the Exercise Price and any other amounts payable upon such exercise by the Corporation.

     SECTION 9. Registration Rights.
                -------------------

     9.1 In the event that the Corporation proposes, at any time during the period commencing on the date hereof and ending January 31, 2001, to file a registration statement on a general form of registration under the Securities Act of 1933, as amended, and relating to securities issued or to be issued by it, then it shall give written notice of such proposal to the Holder. If, within 30 days after the giving of such notice, the Holder shall request in writing that all or any of the shares of Common Stock issued or issuable upon exercise of the Warrants be included in such proposed registration, the Corporation will, at its own expense, register such securities as shall have been so requested in writing; provided, however that

          (i) Holder shall have exercised or shall have agreed to exercise, on or before the effective date of the registration statement, the Warrants covering the shares Holder proposes to have included in the registration statement;

          (ii) the Corporation shall not be required to include any of such shares if, by reason of such inclusion, the Corporation shall be required to prepare and file a registration statement on a form promulgated by the Securities and Exchange Commission substantially different from that which the Corporation would otherwise use;

          (iii) the Holder shall cooperate with the Corporation in the preparation of such registration statement to the extent required to furnish information concerning the Holder;

          (iv) if any underwriter or managing agent is purchasing or arranging for the sale of the securities then being offered by the Corporation under such registration statement, then the Holder (a) shall agree to have the shares being so registered sold to or by such underwriter or managing agent on terms substantially equivalent to the terms upon which the Corporation is selling the securities so registered, or (b) shall delay the sale of such shares for the 90 day period commencing the effective date of the registration statement;

          (v) the participation of the Holder in an underwritten registration shall be conditional on the inclusion of the Holder's shares in such an underwriting as provided herein. If the underwriter determines that marketing or other factors require limitation of the number of shares to be underwritten, the underwriter may so limit the number of the Holder's shares to be included in the underwriting on a pro rata basis with all other shares subject to Warrants issued at the same time and on the same terms as this Warrant; and

          (vi) if the Holder elects to withdraw a request made pursuant to this
Section 9.1, it may do so provided such request for withdrawal is made in writing and delivered to the Corporation and the underwriter, if any, prior to the effective date of the registration statement relating thereto.

     All expenses incident to the Corporation's performance of its obligations under this Section 9.1, including without limitation, all registration and filing fees, fees and expenses of compliance with securities and Blue Sky laws, printing expenses, fees and disbursements of the Corporation's counsel, independent certified public accountants, and other persons retained by the Corporation (all such expenses being therein called "Registration Expenses") will be borne by the Corporation. The Holder shall be responsible for all selling fees, expenses, discounts and commissions relating to the Warrant Shares and for the fees and expenses of counsel and other persons engaged by the Holder.


     9.2  Obligations of Holder.
          ---------------------

          (a) Holder agrees that it will offer and sell the Warrant Shares in compliance with all applicable state and federal securities laws.

          (b) Holder agrees to promptly notify the Corporation after any Warrant Shares are sold and when Holder elects to terminate all further offers and sales of the Warrant Shares pursuant to the Registration Statement.

     9.3  Indemnification
          ---------------

          (a) Indemnification by Holder. To the extent permitted by law, Holder
              -------------------------
     will, and hereby does, indemnify and hold harmless each underwriter, each Person who controls such underwriter within the meaning of the Securities Act, the Corporation, each director of the Corporation, each officer of the Corporation and each other Persons, if any, who controls the Corporation within the meaning of the Securities Act, with respect to any untrue statement of any material fact in such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon information furnished to the Corporation in writing by Holder for inclusion therein and with respect to any violation by Holder of the Securities Act or the Exchange Act.

          (b) Indemnification by the Corporation. To the extent permitted by
               ----------------------------------
     law, the Corporation will, and hereby does, indemnify and hold harmless each underwriter, each Person who controls such underwriter within the meaning of the Securities Act, the Holder, each director of the Holder, each officer of the Holder and each other Person, if any, who controls the Holder within the meaning of the Securities Act, with respect to any untrue statement of any material fact in such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading but only to the extent that such statement or omission was not made in reliance upon written information furnished to the Corporation by Holder for inclusion therein.

     (c) Notices of Claim, etc.  Promptly after receipt by an indemnified
         ---------------------
party of notice of the commencement of any action or proceding involving a claim referred to in the preceding subsections of this Section 9.3, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 9.3, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties actually exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (d) Other Indemnification. Indemnification similar to that specified in the
         ---------------------
preceding subsections of this Section 9.3 (with appropriate modifications) shall be given by the Corporation and Holder with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

     (e) Indemnification Payments. The indemnification required by this
         ------------------------
Section 9.3 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     (f) Contribution. If the indemnification provided for in this Section 9.3
         ------------
from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damage, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9.3(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.3(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 9.3, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 9.3(a) through Section 9.3(e) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this
Section 9.3(f).

     9.4 Remedies. The Corporation stipulates that the remedies at law of the
         --------
Holder in the event of any default or threatened default by the Corporation in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against the violation of any of the terms hereof or otherwise, in addition to any other remedies which may be available at law or in equity.

     SECTION 10. Agreement of Holder. The Holder, by accepting this Warrant
                 -------------------
consents and agrees with the Corporation that:

          (a) The Warrants are transferable on the registry books of the Corporation only upon the terms and conditions set forth in this Warrant; and

          (b) The Corporation may deem and treat the person in whose name the Warrant is registered as the absolute owner of the Warrant (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Corporation or the Warrant Agent) for all purposes whatever and the Corporation shall not be affected by any notice to the contrary, except as set forth in
     Section 4 of this Warrant.

     SECTION 11. Governing Law. This Warrant shall be governed by and construed
                 -------------
under the applicable laws of the State of Texas and the laws of the United States of America. The County of Dallas, Texas, shall be the proper place of venue to enforce this Warrant. Maker irrevocably agrees that the State District Courts or United States District Court in Dallas County, Texas, shall be the exclusive courts for any legal proceedings arising out of or in connection with this Warrant.

     SECTION 12. Notice. Notices and other communications to be given to Holder
                 ------
of the Warrants evidenced hereby shall be delivered by hand or by first-class mail, postage prepaid, to the Holder at the address designated for such holder on the books of the Corporation (until another address is filed in writing by the Holder with the Corporation). Notices or other communications to the Corporation shall be deemed to have been sufficiently given if delivered by hand or by first-class mail, postage prepaid to the Corporation at 1101-B Sovereign Row, Oklahoma City, Oklahoma 73108, or such other address as the Corporation shall have designated by written notice to such registered owner as herein provided. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

     SECTION 13. Successors. All the covenants and provisions of this Warrant by
                 ----------
or for the benefit of the Corporation shall bind and inure to the benefit of its successors and assigns hereunder, and all covenants and provisions of this Warrant by or for the benefit of the Holder of this Warrant shall bind and inure to the benefit of the registered holder(s) of the Warrants.

     SECTION 14. Termination. This Agreement shall terminate as of the close of
                 -----------
business on the Expiration Date, or such earlier date upon which all Warrants shall have been exercised or redeemed. However, with respect to obligations contained herein regarding the registration of the Warrant Shares, such obligations shall continue on and after the Expiration Date if the Warrant is fully or partially exercised on or before the Expiration Date.

     SECTION 15. Benefits of This Agreement. Nothing in this Agreement or in the
                 --------------------------
Warrant Certificates shall be construed to give to any person or corporation other than the Corporation, and its respective successors and assigns hereunder and the registered holders of the Warrants any legal or equitable right, remedy or claim under this warrant, but this Agreement shall be for the sole and exclusive benefit of the Corporation and its respective successors and assigns hereunder and the registered holders or the Warrants.

     SECTION 16. Transfer Books. The Corporation will at no time close its
                 --------------
transfer books against the transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

     SECTION 17. Amendment. This Warrant Certificate may be modified or amended
                 ---------
and any provision hereof may be waived only by a writing executed by the Corporation and the Holder.

     IN WITNESS WHEREOF, the Corporation has executed this Warrant as of the date set forth above.



                                UNICO, INC.

                                By
                                   ------------------------------
                                   W. Douglas Frans, President